UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2006

CURATIVE HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-50371	51-0467366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

61 Spit Brook Road
Nashua, New Hampshire 03060

(Address of principal executive offices) (zip code)

(603) 888-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As previously announced on its Form 8-K filed on December 5, 2005, Curative Health Services, Inc. (the “Company”) and its subsidiaries entered into a Plan Support Agreement, dated December 2, 2005 (the “Plan Support Agreement”), with holders of approximately 80% in principal amount of the Company’s $185,000,000 10.75% Senior Notes due 2011 (the “Senior Notes”). Pursuant to the Plan Support Agreement, the holders of Senior Notes who are parties thereto (the “Supporting Noteholders”) agreed to support a consensual financial restructuring of the Company pursuant to a “prepackaged” plan of reorganization under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”), on the terms and conditions set forth in the Plan Support Agreement. The Plan Support Agreement was amended on December 14, 2005 and February 3, 2006, as announced by the Company on its Form 8-Ks filed on December 14, 2005 and February 6, 2006, respectively.

The Company and its subsidiaries entered into a Third Amendment to the Plan Support Agreement on March 24, 2006, effective as of March 15, 2006 (the “Support Amendment).  The Support Amendment extends the date by which the Prepackaged Plan (as defined below) must be filed with the Bankruptcy Court (as defined below), from March 15, 2006 to March 28, 2006.  A copy of the Support Amendment is attached hereto as Exhibit 10.1.

On March 22, 2006, the Company entered into an agreement (the “Settlement and Separation Agreement”) with Mr. Thomas Axmacher, the Company’s Chief Financial Officer. Under the Settlement and Separation Agreement, Mr. Axmacher’s employment with the Company will terminate effective April 30, 2006. In connection with his leaving, Mr. Axmacher will receive a cash lump sum equal to $300,000 plus accrued vacation. The Settlement and Separation Agreement also contains mutual releases and non-disparagement covenants.  The Company will file a motion with the Bankruptcy Court seeking approval of the Company’s assumption of the agreement. A copy of the Settlement and Separation Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.03 Bankruptcy or Receivership

On March 27, 2006, the Company and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the Bankruptcy Code (the “Chapter 11 Cases”).  As part of the Chapter 11 Cases, the Debtors also filed with the Bankruptcy Court the Prepackaged Plan and a copy of the Disclosure Statement dated February 6, 2006 each previously furnished as Exhibit 99.1 to the Company’s Form 8-K dated February 6, 2006.  The Debtors will continue to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

As previously announced, on February 6, 2006, the Debtors commenced soliciting consents from the holders of its Senior Notes and other general unsecured claims to approve a “pre-packaged” plan of reorganization (the “Prepackaged Plan”) under the Bankruptcy Code.  The Prepackaged Plan was accepted by 93.2% in number and 99.7% in amount by the Senior Noteholders voting on the Prepackaged Plan.  The votes accepting the Prepackaged Plan were cast by the holders of $157,882,000 in aggregate principal amount of Senior Notes representing approximately 85.3% of the total $185,000,000 outstanding principal amount.  In addition, the Prepackaged Plan was accepted by 91.3% in number and 92.6% in amount by the Senior Noteholders who held less than $1,000,000 in aggregate principal amount of Senior Notes. The Prepackaged Plan also was accepted by 62.5% in number and 91.1% in amount of the holders with general unsecured claims against the Debtors other than Apex Therapeutic Care, Inc. (“Apex”) and eBioCare.com (“eBioCare”).  The only classes of creditors entitled to vote on the Prepackaged Plan and who did not vote to accept the Prepackaged Plan were the creditors with general unsecured claims against Apex and eBioCare, respectively.

The Debtors have requested that the Bankruptcy Court approve the Prepackaged Plan as quickly as possible. However, completion of the restructuring process depends on many factors, including approval by the Bankruptcy Court of the Debtors’ Prepackaged Plan. As a result, a specific date for completing the restructuring process cannot be estimated at this time.

The terms of the Prepackaged Plan are described in the Company’s Form 8-K dated February 6, 2006.

Item 8.01 Other Events

Attached hereto are revised forms of the Stockholders’ Agreement by and among Critical Care Systems International, Inc. (reorganized Curative Health Services, Inc.) and the Holders named therein and the Settlement and Separation Agreement of the Current Chief Financial Officer (the separation agreement of the current Chief Financial Officer) that were included in the Company’s Form 8-K dated March 6, 2006, as Exhibits 99.29 and 99.31, respectively.  Pursuant to the Form 8-K filed on March 6, 2006, the Company had furnished forms of Reorganized Debtors’ Certificates of Incorporation, the Reorganized Debtors’ By-laws, the Registration Rights Agreement, the Stockholders Agreement, the employment agreement of the Chief Executive Officer and the separation agreement of the current Chief Financial Officer in accordance with Section 15.16 of the Prepackaged Plan.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Prepackaged Plan.

Pursuant to Section 15.16 of the Prepackaged Plan, the Company reserves its right to amend the Plan Supplement from time to time and to file any such amendments with the Bankruptcy Court.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Third Amendment to Plan Support Agreement, entered into on March 24, 2006 and effective as of March 15, 2006, by and among Curative, its subsidiaries, and the Supporting Noteholders.

10.2	Settlement and Separation Agreement of the Current Chief Financial Officer dated as March 22, 2006 (the separation agreement of the current Chief Financial Officer).

99.1*	Stockholders’ Agreement by and among Critical Care Systems International, Inc. (reorganized Curative Health Services, Inc.) and the Holders named therein.

*                               We are furnishing under Item 8.01 of Form 8-K the information included as Exhibit 99.1 to this report.  The materials attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2006
CURATIVE HEALTH SERVICES, INC.

	By:	/s/ John Prior
John Prior
Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to Plan Support Agreement, entered into on March 24, 2005 and effective as of March 15, 2006, by and among Curative, its subsidiaries, and the Supporting Noteholders.

10.2	Settlement and Separation Agreement of the Current Chief Financial Officer dated March 22, 2006 (the separation agreement of the current Chief Financial Officer).

99.1*	Stockholders’ Agreement by and among Critical Care Systems International, Inc. (reorganized Curative Health Services, Inc.) and the Holders named therein.

*

We are furnishing under Item 8.01 of Form 8-K the information included as Exhibit 99.1 to this report.  The materials attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.